UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2004

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

(a)(1) On October 18, 2004, the Company entered into an agreement with Mr. James F. Kirsch, which provides that, commencing on October 18, 2004, he will be employed by the Company to serve as its president and chief operating officer.

(2) The following is a brief description of the terms and conditions of the Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K, that are material to the Company.

Services: Mr. Kirsch will be employed by the Company to serve as its president and chief operating officer.

Term: Mr Kirsch's employment will begin on October 18, 2004. The initial Term of the Agreement, unless earlier terminated, will end on December 31, 2007. On December 31, 2007, and on each anniversary of December 31 thereafter, the Term will be extended for an additional period of one year, unless or until terminated in accordance with the terms of the agreement.

Compensation and Benefits: Mr. Kirsch's annual base salary will be $500,000. The Governance, Nomination & Compensation Committee of the Board will review Mr. Kirsch’s base salary annually and may, in its sole discretion, increase it.

Mr. Kirsch will be eligible for an annual bonus as provided in the Company’s annual incentive compensation plan, based on the achievement of specified performance goals, as determined by the Governance, Nomination & Compensation Committee of the Board. For fiscal year 2005, Mr. Kirsch will be eligible for an annual bonus of up to 60% of his Base Salary. Payment of the annual bonus for fiscal year 2004 will be prorated based on the amount of time Mr. Kirsch actually worked during the year. Mr. Kirsch will be entitled to a minimum bonus of 50% of his prorated Base Salary for fiscal year 2004 and 50% of his full-year Base Salary for fiscal year 2005.

Mr. Kirsch will be eligible for awards under the Company’s 2003 Long-Term Incentive Compensation Plan, including awards of stock options and performance shares, as and to the extent determined by the Governance, Nomination & Compensation Committee of the Board.

Mr. Kirsch will be entitled to participate in those benefit plans for which substantially all members of the senior management of the Company are from time to time generally eligible, as determined from time to time by the Governance, Nomination & Compensation Committee of the Board. Such package will include the Company’s dental plan, life insurance plan, health plan, and disability plan in which senior management of the Company are currently eligible to participate, and the Company’s supplemental defined contribution plan.

Termination: Mr. Kirsch's employment with the Company will end early upon the first to occur of any of the following events:

1. Mr. Kirsch’s death,

2. The Company’s termination of Mr. Kirsch’s employment on account of Disability,

3. A Termination for Cause,

4. A Termination Without Cause, or

5. A Voluntary Termination.

Post-Term Payments are as follows:

A. Severance Payments and Benefits. If the Term ends early on account of a Termination Without Cause, Mr. Kirsch will be entitled to the following:

1. A lump sum payment equal to two times –
a. Mr. Kirsch’s then-current Base Salary, and
b. Mr. Kirsch’s targeted annual bonus for the year in which termination occurs.

2. Continued participation in the Company’s group health plans (on the same basis as active employees) until the earlier of –
a. the date Mr. Kirsch becomes eligible to receive comparable coverage under another employer’s or any other health plans, or
b. twenty-four (24) months after Mr. Kirsch’s employment terminated.

3. Outplacement services by a firm mutually agreed upon by the Company and Mr. Kirsch, at the expense of the Company as determined by the Company.

4. All legal fees incurred as a result of Mr. Kirsch’s termination of employment (including any fees incurred in seeking to enforce any right or benefit provided by this Agreement, or in interpreting this Agreement).

The Company’s payment and benefit continuation obligations will cease –

1. If Mr. Kirsch breaches any of his agreements contained in the Company’s standard employee Confidentiality Agreement that Mr. Kirsch and the Company will execute on Mr. Kirsch’s first day of employment; or

2. If Mr. Kirsch declines to sign and return, or revokes, a Release Agreement containing the Company’s standard noncompetition, nonsolicitation, nondisparagement and confidentiality provisions the Company ordinarily requires of executives who receive additional benefits or payments on termination of employment.

Mr. Kirsch’s rights under any other employee benefit plans on Termination Without Cause will be determined by the terms of such plans.

B. Other Terminations. If the Term ends for any reason other than Termination Without Cause, then Mr. Kirsch will cease to have any rights to further salary, bonus, or other benefits but will be entitled to –

1. any Base Salary which has then accrued but remains unpaid and any unexpired vacation days which have accrued under the Company’s vacation policy but remain unused, as of the end of the Term,

2. any plan benefits which by their terms extend beyond termination of Mr. Kirsch’s employment (but only to the extent provided in any such benefit plan in which Mr. Kirsch has participated as an employee of the Company, and

3. any benefits to which Mr. Kirsch is entitled under Part 6 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended ("COBRA").

C. Change of Control Agreement. If Mr. Kirsch’s employment is terminated under the Change of Control Agreement, then the terms of the Change of Control Agreement, and not the Employment Agreement, will govern.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)(1) On October 18, 2004, the Company entered into an agreement with Mr. James F. Kirsch, which provides that, commencing on October 18, 2004, he will be employed by the Company to serve as its president and chief operating officer.

(2) Additional information regarding Mr. Kirsch's background and business experience was included in a press release issued by the Company on October 18, 2004, a copy of which is attached to this Form 8-K as Exhibit 99.1.

(3) The material terms of the Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K, are described above in Item 1.01(a)(2).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Employment Agreement and Change In Control Agreement between James F. Kirsch and Ferro Corporation, dated October 18, 2004.

99.1 Ferro Corporation Press Release dated October 18, 2004.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

October 19, 2004	By:	Hector R. Ortino

Name: Hector R. Ortino
Title: Chairman and Chief Executive Officer

Ferro Corporation

October 19, 2004	By:	Thomas Gannon

Name: Thomas Gannon
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement and Change In Control Agreement between James F. Kirsch and Ferro Corporation, dated October 18, 2004.
99.1	Ferro Corporation Press Release dated October 18, 2004.